EXHIBIT B

WILSHIRE FINANCIAL SERVICES GROUP INC.
GLENNON STOCK OPTION AGREEMENT

        THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of January 27, 2000, by and between Wilshire Financial Services Group Inc., a Delaware corporation (the “Company”), and Stephen Glennon (the “Optionee”), an Employee of the Company.

        A. Pursuant to the Plan, the Administrator has determined that it is to the advantage and best interest of the Company to grant to Optionee this option (the "Option") to purchase a total of Four Hundred Thousand (400,000) shares of the Common Stock of the Company (the "Shares" or the "Option Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Wilshire Financial Services Group Inc. 1999 Equity Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference.

        B. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Plan.

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Optionee and the Company hereby agree as follows:

1. Grant and Terms of Stock Option.

        1.1 Grant of Option. The Company hereby grants to the Optionee the right and option to purchase, subject to the terms and conditions set forth in the Plan and this Agreement, all or any part of 400,000 Shares at the purchase price of $1.0625 per Share.

        1.2 Nature of the Option. This Option is intended by the Company and Optionee to be an Incentive Stock Option, as defined in Section 422 of the Code with respect to 282,352 Option Shares and is intended to be a non-qualified stock option with respect to 117,648 Option Shares.

        1.3 Vesting and Exercisability.

             1.3.1 Subject to the provisions of the Plan and the other provisions of this Agreement, this Option shall vest and become exercisable with respect to 33.33% of the Shares subject to this Option on each of January 27, 2000, June 10, 2001, and June 10, 2002 (the “Vesting Date”). Subject to Section 1.3.2 hereof, in the event of a Termination of Employment with respect to Optionee, this Option shall immediately cease vesting and shall be cancelled to the extent of the number of Shares as to which this Option has not vested as of the date of termination.

             1.3.2 Notwithstanding anything to the contrary in Section 1.3.1 hereof, in the event of a Termination of Employment with respect to Optionee that occurs within six (6) months of a Change in Control (as defined in the Plan) and (x) is by the Company other than with Cause (as defined below) or (y) is by Optionee with Good Reason (as defined below), any unvested portion of this Option shall, upon such termination, immediately vest and become exercisable.

2. Term of Option. No portion of this Option may be exercised more than ten (10) years from the date of this Agreement. Subject to Section 1.3.2 hereof, in the event of Termination of Employment with respect to Optionee, this Option shall be cancelled as to any unvested Shares as provided in Section 1.3.1, and shall terminate and be cancelled with respect to any vested Shares on the earlier of (i) the expiration of the ten (10) year period set forth in the first sentence of this Section 1.4, or (ii) thirty (30) days after such Termination of Employment (or six (6) months in the case of such termination as a result of Optionee's disability or death); provided, however, if Optionee's Termination of Employment is with Cause, this entire Option shall be cancelled and terminated as of the date of such termination and shall no longer be exercisable as to any Shares, whether or not previously vested. For purposes of this Agreement, "Cause" shall mean (i) as such term is defined in the employment agreement between the Optionee and the Company and (ii) if no such employment agreement exists, any of the following acts or circumstances: (a) willful destruction by Optionee of Company property having a material value to the Company; (b) fraud, embezzlement, theft, or comparable dishonest activity committed by Optionee (excluding acts involving a de minimis dollar value and not related to the Company); (c) Optionee's conviction of or entering a plea of guilty or nolo contendere to any crime constituting a felony or any misdemeanor involving fraud, dishonesty or moral turpitude (excluding acts involving a de minimis dollar value and not related to the Company); (d) Optionee's breach, neglect, refusal, or failure to materially discharge Optionee's duties (other than due to physical or mental illness) commensurate with Optionee's title and function or Optionee's failure to comply with the lawful directions of the Board of Directors or the Chief Executive Officer of the Company, in any such case that is not cured within fifteen (15) days after Optionee has received written notice thereof from the Board of Directors or the Chief Executive Officer of the Company; or (e) a willful and knowing material misrepresentation to the Board of Directors or the Chief Executive Officer of the Company. For purposes of this Agreement, "Good Reason" shall mean (i) the transfer of Optionee's principal place of employment to a geographic location more than 30 miles from the location of Optionee's current principal place of employment; or (ii) a reduction in Optionee's gross annual base compensation (excluding any year-end or other bonuses) except if such reduction is pursuant to an agreement with the Optionee in consideration of an additional award of options.

3. Method of Exercise.

        3.1 Delivery of Notice of Exercise. This Option shall be exercisable by written notice in the form attached hereto as Exhibit A which shall state the election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of this Agreement and the Plan. Such written notice shall be signed by Optionee (or by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death under the Plan) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives such written notice accompanied by the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a Share.

        3.2 Restrictions on Exercise. No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all Applicable Laws, and all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any Applicable Law. For purposes of this Agreement, the term “Applicable Laws” means any applicable statute, ordinance, writ, judgment, injunction, rule, regulation, order or decree of any court or other governmental or regulatory body, agency or authority, federal, state, local or foreign.

        3.3 Method of Payment. Payment of the exercise price shall be made in full at the time of exercise in cash or by check payable to the order of the Company, or, subject in each case to the advance approval of the Administrator in its sole discretion, by delivery of shares of Common Stock already owned by Optionee, by delivery of a full recourse promissory note made by Optionee in favor of the Company or by any combination or the foregoing. Shares of Common Stock used to satisfy the exercise price of this Option shall be valued at their Fair Market Value determined on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date). In addition, the Administrator may impose such other conditions in connection with the delivery of shares of Common Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion, including without limitation a requirement that the shares of Common Stock delivered have been held by the Optionee for a specified period of time. Any promissory note delivered pursuant to this Section 3.3 shall have terms and provisions (including, without limitation, those relating to the maturity date, payment schedule and interest rate) as determined by the Administrator in its sole discretion, shall be secured by the Shares acquired and shall comply with all Applicable Laws (including, without limitation, state and federal margin requirements).

4. Non-Transferability of Option.

        4.1 Transfer Restrictions. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated pursuant to the Plan, and may be exercised during the lifetime of Optionee only by Optionee. During the six (6) month period after the death of Optionee, this Option may, to the extent it remained unexercised (but vested and exercisable by Optionee in accordance with its terms) on the date of death, be exercised by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death under the Plan.

        4.2 Disqualifying Disposition. If Optionee sells or otherwise disposes of any of the Shares acquired upon exercise of this Option on or before the later of (i) two (2) years after the date hereof or (ii) one year after the date such Shares were acquired, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that he or she may be subject to income tax withholding by the Company on the taxable income recognized as a result of such disposition and that Optionee shall be required to satisfy such withholding obligations either by making a payment to the Company in cash or by withholding from current earnings of Optionee.

5. General.

        5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the state of Oregon applicable to Agreements made and to be performed entirely in Oregon, without regard to the conflicts of law provisions of Oregon or any other jurisdiction.

        5.2 Notices. Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by ten (10) days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or three (3) days after the mailing of such notice.

If to the Company:	Wilshire Financial Services Group Inc.
1776 S.W. Madison Street
Portland, Oregon 97205
Attn: Chief Financial Officer

        If to Optionee, at the address set forth on the signature page.

        5.3 Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Option and the parties hereto shall act in all matters as if the Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.

        5.4 Modifications. This Agreement may be amended, altered or modified only by a writing signed by the Company and the Optionee hereto.

        5.5 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

        5.6 No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

        5.7 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

        5.8 No Assignment. Except as otherwise provided in this Agreement, the Optionee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

        5.9 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

        5.10 Equitable Relief. The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies they may have at law or under this Agreement.

        5.11 Attorneys’ Fees. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any Person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys’ fees and costs incurred by reason of such litigation.

        5.12 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

        5.13 Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or month mean calendar days, weeks or months.

        5.14 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5.15 Complete Agreement. This Agreement and the Plan constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

[COMPANY SIGNATURE PAGE]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth herein above.

                                    WILSHIRE FINANCIAL SERVICES GROUP INC.

                                    By:_________________________________________
                                    Name:
                                    Its:

[OPTIONEE SIGNATURE PAGE]

        OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES UNVESTED AS OF THE DATE OF THIS AGREEMENT PURSUANT TO SECTION 1.2 HEREOF IS EARNED ONLY BY CONTINUOUS STATUS AS AN EMPLOYEE (NOT THROUGH THE ACT OF BEING HIRED OR RETAINED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OF THE COMPANY FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL. NOTHING IN THIS AGREEMENT OR THE PLAN SHALL LIMIT IN ANY MANNER WHATSOEVER THE RIGHT OR POWER OF THE COMPANY OR THE OPTIONEE TO TERMINATE OPTIONEE’S RELATIONSHIP WITH THE COMPANY WITH OR WITHOUT CAUSE.

        OPTIONEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN. OPTIONEE REPRESENTS THAT HE IS FAMILIAR WITH THE TERMS AND PROVISIONS OF THE PLAN, AND HEREBY ACCEPTS THIS OPTION SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF. OPTIONEE ALSO ACKNOWLEDGES THAT THE GRANT OF THIS OPTION, THE PURCHASE OF SHARES UPON EXERCISE OF THIS OPTION, AND THE SALE OF SUCH SHARES HAS IMPORTANT TAX IMPLICATIONS. OPTIONEE HAS REVIEWED THE PLAN AND THIS OPTION IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY AND HAS BEEN ENCOURAGED TO OBTAIN THE ADVICE OF HIS OR HER INDEPENDENT LEGAL COUNSEL AND TAX ADVISOR PRIOR TO EXECUTING THIS OPTION AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS OPTION. OPTIONEE HEREBY AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE BOARD OR THE ADMINISTRATOR UPON ANY QUESTIONS ARISING UNDER THE PLAN.

_______________________________
Stephen P. Glennon

_______________________________
Name:

Address:
_______________________________
_______________________________
_______________________________

CONSENT OF SPOUSE TO AGREEMENT

        By his or her signature below, the spouse of Optionee affirms that he/she has read in its entirety and agrees to be bound by all of the terms and conditions of the foregoing Agreement and the Plan.

_______________________________
Name:

EXHIBIT A

NOTICE OF EXERCISE OF STOCK OPTION

Wilshire Financial Services Group Inc.
1776 S.W. Madison Street
Portland, Oregon 97205
Attn: Chief Financial Officer

Ladies and Gentlemen:

        The undersigned hereby elects to exercise the option indicated below::

        Option Grant Date: December 2, 1999
        Type of Option: Incentive Stock Option
        Number of Shares Being Exercised: ____________
        Exercise Price Per Share: $_____________
        Total Exercise Price: $_____________
        Method of Payment: ______________

        Enclosed herewith is payment in full of the total exercise price, a copy of the Option Agreement and, if required by the Company, an executed copy of an Investment Representation Statement (Exhibit B to the Option Agreement).

        My exact name, current address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

                  Name:_______________________________

                  Address:_____________________________
                          _____________________________

                  Social Security Number:________________

                                                 Sincerely,

Dated:_________________                          ______________________________
                                                 (Optionee's Signature)

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

In connection with the purchase of common stock (the “Common Stock”) of Wilshire Financial Services Group, Inc. (the “Company”) pursuant to the exercise of an option, I, the purchaser, represent to the following:

        (a) I am sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Common Stock. I am purchasing this Common Stock for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) I understand that the Common Stock has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In addition, I understand the Common Stock have not been registered under any state securities law.

        (c) I further understand that the Common Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). Moreover, I understand that the Company is under no obligation to register the Common Stock. In addition, I understand that the certificate evidencing the Common Stock will be imprinted with a legend which prohibits the transfer of the Common Stock unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d) I further understand that at the time I wish to sell the Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Common Stock under Rule 144 even if the minimum holding periods had been satisfied.

                                              Signature of Purchaser:

                                              _____________________________

                                              Date: __________________, ____